Net Income Per Unit	6 Months Ended
Jun. 30, 2017
Net Income Per Unit [Abstract]
Net Income Per Unit
10. Net Income Per Unit
The general partner's and common unit holders' interests in net income are calculated as if all net income for periods subsequent to April 4, 2007 were distributed according to the terms of the partnership's agreement, regardless of whether those earnings would or could be distributed. Our Limited Partnership Agreement (the “Partnership Agreement”) does not provide for the distribution of net income; rather, it provides for the distribution of “available cash”, which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships and considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.
The Partnership also considers whether the Partnership Agreement contains any contractual limitations concerning distributions to the incentive distribution rights that would impact the amount of earnings to allocate to the incentive distribution rights for each reporting period.

Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution. The Partnership excluded the effect of the 12,983,333 Class B Convertible Preferred Units in calculating dilutive Earnings Per Unit (“EPU”) as of June 30, 2017 and 2016 as they were anti-dilutive.
As of June 30, 2017 and 2016 the Partnership excluded the effect of 679,168 and 850,000 non-vested unit awards in calculating dilutive EPU for its common unitholders respectively, as they were anti-dilutive. The non-vested units are participating securities because they receive distributions from the Partnership and these distributions do not have to be returned to the Partnership if the non-vested units are forfeited by the grantee.
The Partnership's net income for the six-month periods ended June 30, 2017 and 2016 did not exceed the First Target Distribution Level of $0.2425 per unit per quarter, as such term is defined in our Partnership Agreement, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP's interest in net income.

The Two Class Method was used to calculate EPU as follows:

BASIC and DILUTED	For the six-month periods ended June 30,
Numerators	2017	2016
Partnership's net income	$22,072	$26,975
Less:
Preferred unit holders' interest in Partnership's net income	5,550	5,550
General Partner's interest in Partnership's net income	320	426
Partnership's net income allocable to unvested units	91	148
Common unit holders' interest in Partnership's net income	$16,111	$20,851
Denominators
Weighted average number of common units outstanding, basic and diluted	122,441,607	119,559,456
Net income per common unit:
Basic and diluted	$0.13	$0.17